GOODWILL	12 Months Ended
Dec. 31, 2025
Notes and other explanatory information [abstract]
GOODWILL

15.	GOODWILL

	2025	2024

Balance at the end of the previous year	44,342.7	38,003.6
Effects of cumulative translation adjustments (CTA)	(3,614.4)	3,723.6
Effects of the application of IAS 29 (hyperinflation)	927.5	2,628.9
Acquisitions/(write-offs)	14.5	(13.4)

Other	(131.9)	-
Balance at the end of the year	41,538.4	44,342.7

(i)	Effect related to the reclassification of SLU's asset balances to the line of assets held for sale, as note 1.3.3 - Sale of subsidiary.

The carrying amount of goodwill was allocated to the different Cash-generating units CGU as follows:

	Functional currency	2025	2024

Brazil		17,699.9	17,685.4
Goodwill	BRL	102,942.5	102,928.0
Transactions with non-controlling interest (i)	BRL	(85,242.6)	(85,242.6)

CAC:		5,778.8	6,784.0
Dominican Republic	DOP	3,866.0	4,631.4
Panama	PAB	1,912.8	2,152.6

Latin America - South:		7,280.2	8,329.4
Argentina	ARS	3,955.0	4,816.2
Bolivia	BOB	1,946.3	2,190.3
Chile	CLP	53.0	54.6
Paraguay	PYG	1,116.9	1,059.9
Uruguay	UYU	209.0	208.4

Canada	CAD	10,779.5	11,543.9
		41,538.4	44,342.7

(i)	This refers to the shareholding exchange transaction in 2013 as a result of the adoption of the predecessor basis of accounting.

The assets with indefinite useful life represents approximately 29% of the total consolidated assets as at December 31, 2025 (27% as at December 31, 2024).

Accounting policies

Goodwill arises on acquisitions of subsidiaries, associates, and joint arrangements and is determined as the excess between: the sum of (i) the consideration transferred in exchange for acquired entity's control; (ii) the amount of any non-controlling interests in the acquired entity (when applicable); and (iii) the fair value, at the acquisition date, of any previous equity interest in the acquired entity, over the fair value of the identifiable net assets acquired and liabilities assumed, measured according to IFRS 3 - Business Combination as at the acquisition date.

Business combinations are recognized applying the acquisition method. If the company's share of the net fair value of the recognized assets, liabilities, and contingent liabilities exceeds the cost of the business combination, such excess is immediately recognized in the income statement. In a business combination, the asset with indefinite useful life is allocated from the acquisition date to each CGU expected to benefit from the business combination synergies.

In compliance with IFRS 3 - Business Combination, goodwill is registered at cost and not amortized, but is tested for impairment at least annually, or whenever there are indications that the CGU to which the goodwill has been allocated could be impaired. Impairment losses recognized on goodwill are not reversed. Gains and losses on the disposal of an entity include the carrying amount of goodwill relating to the entity sold.

For associates and joint ventures, goodwill is included in the carrying amount of the investment in the associate/joint venture.

Goodwill is expressed in the functional currency of the CGU or joint operation to which it relates and translated into Real using the year-end exchange rate.

Expenditure on internally generated goodwill is expensed as it is incurred.

Goodwill includes the effects of applying the predecessor basis of accounting (note 3 (3.2.5.1)).